                                                                  EXHIBIT 10.20

                              AMENDMENT NUMBER ONE
                                       TO
                          LOAN AND SECURITY AGREEMENT


         This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of May __, 2000, among QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Delaware ("QSRD"); QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); FOOTHILL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); and ABLECO FINANCE LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), with reference to the following facts:

         A. QSRD, Borrower, the Lenders signatory thereto, Administrative Agent and Collateral Agent, heretofore have entered into that certain Amended and Restated Credit Agreement, dated as of October 22, 1999, (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

         B. QSRD and Borrower have requested that the Lenders amend the Agreement to increase the L/C Commitment from $5,000,000 to $7,500,000;

         C. The Lenders are willing to increase the L/C Commitment from $5,000,000 to $7,500,000 in accordance with the terms and conditions hereof; and

         D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

         NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, the Lenders signatory hereto, the Administrative Agent, the Collateral Agent, QSRD and Borrower hereby agree as follows:

         1. AMENDMENT TO THE AGREEMENT.

         The definition of "L/C Commitment" contained in Section 1.02 of the Agreement is amended and restated in its entirety to read as follows:

         "L/C Commitment" at any time shall mean $7,500,000.

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         2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT.

         The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

              a. Collateral Agent shall have received each of the following documents, in form and substance satisfactory to Collateral Agent and its counsel, duly executed, and each such document shall be in full force and effect:

                  (i)      this Amendment; and

                  (ii) the Reaffirmation and Consent (as hereinafter defined).

              b. The representations and warranties in Section 3 of this Amendment, the Agreement as amended by Section 1 of this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

              c. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

              d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, QSRD, any Subsidiary Guarantor, any Lender, Collateral Agent, Administrative Agent, or any of their Affiliates;

              e. No material adverse change shall have occurred in the financial condition of Borrower, QSRD, any Subsidiary Guarantor, or in the value of the Collateral; and

              f. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Collateral Agent and its counsel.

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         3. REPRESENTATIONS AND WARRANTIES. Each of QSRD and the Borrower
hereby represents and warrants to the Agents and the Lenders that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute the legal, valid, and binding obligation of each of QSRD and the Borrower, enforceable against each of QSRD and the Borrower in accordance with their terms.

         4. REAFFIRMATION AND CONSENT. Concurrently herewith, QSRD and the Borrower shall cause each current Subsidiary Guarantor to execute and deliver to the Agents the Reaffirmation and Consent attached hereto as Exhibit A (the "Reaffirmation and Consent").

         5. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. Section 12.13 of the Agreement is incorporated herein by this reference as though fully set forth herein.

         6. MISCELLANEOUS.

              a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

              c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this

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                  Amendment but the failure to deliver a manually executed
                  counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                  [remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                    QUEEN SAND RESOURCES, INC.,
                                    a Delaware corporation


                                    By:  /s/ ROBERT P. LINDSAY
                                        ---------------------------------------
                                        Robert P. Lindsay
                                        Chief Operating Officer


                                    By:  /s/ RONALD I. BENN
                                        ---------------------------------------
                                        Ronald I. Benn
                                        Chief Financial Officer


                                    QUEEN SAND RESOURCES, INC.,
                                    a Nevada corporation


                                    By:  /s/ ROBERT P. LINDSAY
                                        ---------------------------------------
                                        Robert P. Lindsay
                                        Vice President


                                    By:  /s/ RONALD I. BENN
                                        ---------------------------------------
                                        Ronald I. Benn
                                        Vice President


                                    Address for Notices for QSRD and the
                                    Borrower:

                                    Queen Sand Resources, Inc.
                                    13760 Noel Road, Suite 1030
                                    Dallas, Texas 75240
                                    Attention: Robert P. Lindsay
                                    Telephone: (972) 233-9906
                                    Facsimile: (972) 233-9575

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                                    with a copy to:

                                    Queen Sand Resources, Inc.
                                    30 Metcalfe Street
                                    Ottawa, Canada KIP 5L4
                                    Attention: Mr. Ronald Benn
                                    Telephone: (613) 230-7211
                                    Facsimile: (613) 230-6055

                                    and

                                    Haynes & Boone LLP
                                    901 Main Street, Suite 3100
                                    Dallas, Texas 75202-3789
                                    Attention: Mr. William L. Boeing
                                    Telephone: (214) 651-5553
                                    Facsimile: (214) 651-5940

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COLLATERAL AGENT:                   ABLECO FINANCE LLC, as Collateral Agent


                                    By:  /s/ KEVIN P. GENDA
                                        ---------------------------------------
                                        Kevin P. Genda
                                        Senior Vice President and
                                        Chief Credit Officer


                                    Address for Notices:

                                    450 Park Avenue.
                                    New York, New York 10022
                                    Attention: Kevin P. Genda
                                    Telephone: (212) 891-2117
                                    Facsimile: (212) 755-3009


                                    with a copy to:

                                    BROBECK PHLEGER & HARRISON LLP
                                    550 South Hope Street, Suite 2100
                                    Los Angeles, California 90071
                                    Telephone: (213) 489-4060
                                    Facsimile: (213) 745-3345
                                    Attention: John Francis Hilson, Esq.

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ADMINISTRATIVE AGENT:               FOOTHILL CAPITAL CORPORATION


                                    By:  /s/ AUTHORIZED SIGNATORY
                                        ---------------------------------------
                                        []
                                        []

                                    Address for Notices

                                    11111 Santa Monica Boulevard
                                    Los Angeles, California 90025
                                    Attention: Business Finance Division Manager
                                    Telephone: (310) 996-7000
                                    Facsimile: (310) 478-9788


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LENDER:                             ABLECO FINANCE LLC


                                    By:  /s/ KEVIN P. GENDA
                                        ---------------------------------------
                                        Kevin P. Genda
                                        Senior Vice President and
                                        Chief Credit Officer

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LENDER:                             FOOTHILL CAPITAL CORPORATION


                                    By:  /s/ AUTHORIZED SIGNATORY
                                        ---------------------------------------
                                        []
                                        []

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                                   EXHIBIT C

                           REAFFIRMATION AND CONSENT

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Credit Agreement, dated as of May __, 2000 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under its respective Second Amended and Restated Guaranty Agreement dated as of October 22, 1999 (each a "Guaranty", and collectively, the "Guaranties") and any other Loan Documents to which it is party; and (d) agrees that the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agents and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by internal laws of the State of New York as more fully set forth in
Section 5.04 of the Guaranties.

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                                    QUEEN SAND RESOURCES, INC.,
                                    a Delaware corporation


                                    By:  /s/ ROBERT P. LINDSAY
                                        ---------------------------------------
                                        Robert P. Lindsay
                                        Vice President


                                    By:  /s/ RONALD I. BENN
                                        ---------------------------------------
                                        Ronald I. Benn
                                        Vice President


                                    QUEEN SAND OPERATING CO.,
                                    a Nevada corporation


                                    By:  /s/ ROBERT P. LINDSAY
                                        ---------------------------------------
                                        Robert P. Lindsay
                                        Vice President


                                    By:  /s/ RONALD I. BENN
                                        ---------------------------------------
                                        Ronald I. Benn
                                        Vice President


                                    CORRIDA RESOURCES, INC.,
                                    a Nevada corporation


                                    By:  /s/ ROBERT P. LINDSAY
                                        ---------------------------------------
                                        Robert P. Lindsay
                                        Vice President


                                    By:  /s/ RONALD I. BENN
                                        ---------------------------------------
                                        Ronald I. Benn
                                        Vice President